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                                                                   EXHIBIT 23.14



                      CONSENT OF RYDER SCOTT COMPANY, L.P.



         We consent to the reference to our appraisal report for Santa Fe Snyder Corporation as of December 31, 1999, incorporated herein by reference.


                                       /s/ RYDER SCOTT COMPANY, L.P.




Houston, Texas
June 22, 2000